UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-3

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2006

Caneum, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-30874	33-0916900
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 West Coast Highway, Suite 400, Newport Beach, CA	92663
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 273-4000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited financial statements of Caneum India Private Limited (formerly known as Continuum Systems Private Limited) for its fiscal years ended March 31, 2006 and 2005.

SARWAN AGARWAL & CO.
Chartered Accountants
REPORT OF STATUTORY AUDITORS
To the Board of Directors and Stockholders of
Caneum India Private Limited
We have audited the accompanying Balance sheet of Caneum India Private Limited (formally known as Continuum Systems Private Limited), New Delhi (India) as at March 31, 2005 and 2006, as per US GAAP and the related statements of income and retained earnings and cash flows for each of the years in the two-year period ended March 31, 2006.
These financial statements are the responsibility of the Company’s management. Our responsibility on the same is limited to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the US generally accepted accounting Principles (US GAAP). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.
In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Caneum India Private Limited as of March 31, 2006 and March 31, 2005, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.
For Sarwan Agarwal & Co.
Chartered Accountants
/s/ Sarwan Agarwal
(Sarwan Agarwal, Proprietor)
Membership No.: 087878
Place: New Delhi
Date: March 18, 2008
204, Chandi Plaza, 234-A, Sant Nagar, East of Kailash, New Delhi — 110065
Tel. No. +91-11-26480088, 46500466, Fax No. +91-11-26480087
E mail: ca.sarwanagarwal@airtelbroadband.in

Continuum Systems Private Limited
Condensed Consolidated Balance Sheets
As of March 31, 2006 and 2005

	March 31,	March 31,
	2006	2005
CURRENT ASSETS
Cash and cash equivalents, including restricted cash of $560 as of March 31, 2006	$73,264	$60,502
Accounts receivable	278,974	134,567
Other prepaid assets	57,454	30,964

Total current assets	409,692	226,033

LONG TERM ASSETS
Property & equipment, net	131,710	60,968

TOTAL ASSETS	$541,402	$287,001

CURRENT LIABILITIES
Accounts payable	$28,313	$27,419
Accrued expenses	2,927	2,986
Accrued payroll and related expenses	1,800	1,102
Income tax payable	3,968	698
Current portion of installment note payable	6,152	—
Current liabilities — related parties	1,283	2,947
Other current liabilities	12,318	5,227

Total current liabilities	56,761	40,379

LONG TERM LIABILITIES
Non current portion of installment note payable	27,550	—

Total liabilities	84,311	40,379

SHAREHOLDERS’ EQUITY
Common stock, $0.2242 par value 100,000,000 shares authorized, 94,864 shares issued and outstanding	21,265	21,683
Additional paid-in capital	—	—
Accumulated other comprehensive income	—	—
Accumulated deficit	435,826	224,939

Total shareholders’ equity	457,091	246,622

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$541,402	$287,001

Continuum Systems Private Limited
Condensed Consolidated Statements of Operations
For the Years ended March 31, 2006 and 2005

	Year
	March 31,	March 31,
	2006	2005

Revenue	$1,368,294	$625,672

Cost of revenue	941,933	314,665

Gross profit	426,361	311,007

Operating expenses	205,595	114,477

Income from operations	220,766	196,530

Other income (expense)
Interest income (expense), net	(1,865)	(1,033)
Gain (Loss) on foreign exchange	1,823	(8,023)

Total other income (expense)	(42)	(9,056)

Income before income tax	220,724	187,474

Income tax expense	(3,995)	(679)

Net income	$216,729	$186,795

Basic and diluted net income per common share	$2.28	$1.97

Weighted average number of Common Shares outstanding used in the calculation	94,864	94,864

Continuum Systems Private Limited
Cash Flow Statement for the year ended March 31, 2006

March 31,
2006
Cash flow From Operating Activities
Net Income (Loss)	$215,223
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	32,664
Changes in Assets and Liabilities
Accounts Receivable, Net	(147,001)
Prepaid Expenses and Other Current Assets	(27,087)
Current liabilities	11,009

Net Cash provided by Operating Activities	84,807

Cash Flow from Investing activities
Acquisition of property and equipment	(104,581)

Net cash used in investing activities	(104,581)

Cash flow from Financing Activities
Secured Loans	33,702

Net cash used in Financing activities	33,702

Net Change in Cash and Cash equivalent	$13,928
Cash & cash equivalents at the beginning of the period	59,336
Cash and cash equivalent at the end of the period	$73,264

NOTES TO ACCOUNTS AND SIGNIFICANT ACCOUNTING POLICIES
1.	Basis of preparation of accounts: The Balance Sheet as at March 31, 2006 and as at March 31, 2005 has been presented on the basis of going concern and accrual and as per the FASB conceptual framework.

2.	Restatement in US Dollars:
The principal reporting currency of Caneum India Private Limited (formally known as Continuum India Private Limited) is INR (Indian Rupees). The restated accounts as per US GAAP have been converted into US Dollars as per the following principal:

(i)	For conversion of the Balance Sheets as at March 31, 2006 and March 31, 2005	:	Closing rate on the last working day of the relevant financial years taken from the Reserve Bank of India, India’s apex bank

(ii)	For conversion of the profit and loss account for the Financial Year 2005-06 and 2004-05	:	12 months’ average of the rates available at each month close from RBI.
3.	Cash and cash equivalents: Cash and cash equivalents consists of:

	As at March 31, 2006	As at March 31, 2005
Cash in Hand	$386	$715
Cash at Bank	$72,878	$59,787
4.
Account Receivable: Account receivables are stated in the balance sheet at its fair value, which is equivalent to the realizable value, net of allowances/provision, if any. The management believes that the carrying amount of receivable is at its fair value.

5.	Prepaid Expenses: Prepaid expenses consist of Deposits. Loans & Advances and expenses that have not accrued till the year-end and have thus been treated as prepaid.
6.
Accounting for Income Tax: The Company is eligible for tax holidays u/s 10A of Indian Income Tax Laws. Therefore, recognition of current tax and deferred assets & liabilities as required by statement of Financial Accounting Standard No. 109 on accounting for income tax is not required.

7.
Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. In this financial statements, assets, liabilities and earnings involved extensive reliance on management estimates. Actual results could differ from those estimates.

8.	Related Party Transactions: There are unsecured loans from Directors standing in the books from Directors. These have been classified under current liabilities. Details of the same are as follows:

	As at March 31, 2006	As at March 31, 2005
Unsecured Loans from Director(s)	$1283	$2,947

9.	Retirement and Other Long Term Employee benefits to the employee:
The Company is following a contributory plan in respect of employees’ provident fund. The Liabilities of the company is only to the extent of the contribution made to the concerned PF Authority and the company is absolved from its liabilities regarding the payment of PF to the employees after making such contribution.
10.	Accounts Payable and other accrued liabilities:
Accounts payable consists of the liabilities of short maturity, management believes that the account payables are approximate to fair value because of its short maturity.
11.	Non Current Liabilities:
Non-current liabilities consist of two loans of $33,702 against hypothecation of the cars. Details of the loan are as follows:

Particulars	As at March 31, 2006
Installments due within the next one year	6,152
Others (Non-current portion of installment not payable)	27,550
Total of Secured Loan (Against hypothecation of the cars)	$33,702
12.	Property, Plant & Equipment:
Property, Plant and Equipment are carried at cost of acquisition less accumulated depreciation, as per the US Generally Accepted Accounting Policies.
Details of major classes of depreciable assets as at March 31, 2006 are as follows:

	Gross	Accumulated	Net Assets (After
Category	(As per Books)	Depreciation	Depreciation)
Computers & Peripherals	95,026	32,489	62,537
Office Equipment	7,945	3,873	4,071
Vehicle	44,224	3,226	40,998
Furniture & Fixtures	36,036	11,932	24,104
Grand Total	183,230	51,520	131,710
13.	Depreciation:
Assets are being depreciated over their estimated useful life. The useful life of assets has been taken as per the management estimates, details for which are as follows:

No.	Capitalisation Head	Estimated Useful Life
(i)	Computers	36 months
(ii)	Office Equipment	60 Months
(iii)	Vehicle	60 Months
(v)	Furniture & Fixtures	60 Months
14.	Details of Contingent Liabilities:
Bank Deposit of $560 put as a lien against any obligation towards Custom or excise duty waiver taken by the company.

(b) Pro Forma Financial Information

Caneum, Inc.

Un-audited Pro Forma Financial Information

The following un-audited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2006 and the year ended December 31, 2005 has been prepared as if the acquisition of Continuum Systems had occurred as of January 1, 2005. The un-audited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006 has been prepared as if the acquisition of Continuum Systems had occurred on September 30, 2005.

Such un-audited Pro Forma Financial Information is based in part upon the Audited Financial Statements of Caneum, Inc. for the year ended December 31, 2005 and the Audited Financial Statements of Continuum Systems for the year ended March 31, 2006. The Audited Financial Statements of Caneum, Inc. are included in the Company’s annual Report on Form 10-KSB for the year ended December 31, 2005.

The un-audited Pro Forma Financial Information is presented for information purposes only and is not necessarily indicative of the results of operations of the Company that would have occurred if the acquisition of Continuum Systems had been completed on the dates indicated, nor does it purport to be indicative of future results of operations. In the opinion of the Company’s management, all material adjustments necessary to reflect the effect of this transaction have been made.

UNAUDITED PRO FORMA
COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005

				Amortization
				of Acquired
				Intangible
	Caneum	Continuum	Combined	Assets	Pro Forma

Revenue	2,175,271	1,264,375	3,439,646		3,439,646
Cost of revenue	1,676,112	837,646	2,513,758		2,513,758

Gross profit	499,159	426,729	925,888	—	925,888

Operating expenses	1,775,041	173,582	1,948,623	17,599	1,966,222

Profit (loss) from operations	(1,275,882)	253,147	(1,022,735)	(17,599)	(1,040,334)

Interest income (expense)	1,737	(1,173)	564		564
Gain (loss) on foreign exchange	—	(8,705)	(8,705)		(8,705)

Profit (loss) before income tax	(1,274,145)	243,269	(1,030,876)	(17,599)	(1,048,475)

Income tax expense	(800)	(693)	(1,493)		(1,493)

Net profit (loss)	(1,274,945)	242,576	(1,032,369)	(17,599)	(1,049,968)

Basic and diluted net loss per common share					$(0.19)

Weighted average number of Common Shares outstanding used in the calculation					5,520,962

UNAUDITED PRO FORMA
COMBINED CONDENSED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

				Amortization
				of Acquired
				Intangible
	Caneum	Continuum	Combined	Assets	Pro Forma

Revenue	4,997,138	1,047,431	6,044,569		6,044,569
Cost of revenue	3,684,580	668,902	4,353,482		4,353,482

Gross profit	1,312,558	378,529	1,691,087	—	1,691,087

Operating expenses	2,352,912	187,804	2,540,716	13,199	2,553,915

Profit (loss) from operations	(1,040,354)	190,725	(849,629)	(13,199)	(862,828)

Interest income (expense)	(74,069)	(3,714)	(77,783)		(77,783)
Gain (loss) on foreign exchange	—	1,696	1,696		1,696

Profit (loss) before income tax	(1,114,423)	188,707	(925,716)	(13,199)	(938,915)

Income tax expense	(800)	(3,889)	(4,689)		(4,689)

Net profit (loss)	(1,115,223)	184,818	(930,405)	(13,199)	(943,604)

Benficial Conversion Cahrge upon Issuance of Preferred Shares	755,048		755,048		755,048

Net Loss Attrributale to Common Stockholders	(1,870,271)	184,818	(1,685,453)	(13,199)	(1,698,652)

Basic and diluted net loss per common share					$(0.14)

Weighted average number of Common Shares outstanding used in the calculation					6,913,533

CANEUM, INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
AS OF SEPTEMBER 30, 2006

	Caneum	Continuum	Combined	Adjustments	Pro Forma

Cash and cash equivalents	469,402	226,557	695,959	(139,285)	556,674	(1)
Accounts receiveable	1,730,975	267,108	1,998,083		1,998,083
Prepaids assets	4,475	48,157	52,632		52,632
Other current assets	15,000	—	15,000		15,000

Total current assets	2,219,852	541,822	2,761,674	(139,285)	2,622,389

Property & equipment, net	50,865	128,414	179,279		179,279
Intangibles, net	836,800	—	836,800	87,993	924,793	(2)
Goodwill	1,464,805	—	1,464,805		1,464,805

Total Assets	4,572,322	670,236	5,242,558	(51,292)	5,191,266

Accounts payable and accrued expenses	635,194	32,133	667,327		667,327
Credit line	175,448	—	175,448		175,448
Accrued payroll & related expenses	144,251	5,877	150,128		150,128
Current portion of installment loans	792,758	6,166	798,924		798,924
Other current liabilities — related parties		3	3		3
Other current liabilities	1,500	4,377	5,877		5,877

Total current liabilities	1,749,151	48,556	1,797,707	—	1,797,707

Installment loans, less current portion	658,086	23,794	681,880		681,880
Othert non-current liabilities	9,300		9,300		9,300

Total Liabilities	2,416,537	72,350	2,488,887	—	2,488,887

Preferred stock	3,632		3,632		3,632
Common stock	6,835	20,641	27,476	(20,641)	6,835	(3)
Additional paid-in capital	6,314,343		6,314,343	529,093	6,843,436	(4)
Deferred compensation	(40,000)		(40,000)		(40,000)
Accumulated profit (deficit)	(4,129,025)	577,245	(3,551,780)	(559,744)	(4,111,524	)(3)

Total Stockholders’ Equity	2,155,785	597,886	2,753,671	(51,292)	2,702,379

Total Liabilities & Equity	4,572,322	670,236	5,242,558	(51,292)	5,191,266

1)	Direct payments related to acquisition

2)	Record intangible assets identified

3)	Eliminate Continuum equity

4)	Record issuance of common stock related to acquisition

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Caneum, Inc.

Date: April 7, 2008

By /s/ Gary Allhusen
Gary Allhusen, Executive Vice-President